SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      SEPTEMBER 3, 1998

                       AMERICAN LOCKER GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-439                    16-0338330
          (State or other          (Commission                 (I.R.S. Employer
          jurisdiction of          File Number)               Idenification No.)
          incorporation)



            608 ALLEN STREET, JAMESTOWN, NEW YORK                 14701
                 (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code    716-664-9600


         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

      On September 3, 1998 the Board of Directors of the Registrant appointed Edward F. Ruttenberg as Chairman and Chief Executive Officer of the Registrant. Roy J. Glosser, President and Chief Operating Officer of the Registrant, was appointed to the additional position of Treasurer of the Registrant. Wayne Nelson was appointed as Principal Accounting Officer of the Registrant. A copy of the Registrant's Press Release dated September 3, 1998 is attached hereto as an Exhibit.

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                            AMERICAN  LOCKER  GROUP INCORPORATED

SEPTEMBER  4, 1998
------------------
   (Date)                                   /s/EDWARD F. RUTTENBERG
                                            ------------------------------------
                                            Edward F. Ruttenberg
                                            Chairman and Chief Executive Officer

                                      INDEX

Exhibit                       Press Release dated            Prior Filing or
No. 99.1                      dated September 3, 1998        Sequential Page No.
                                                             Herein: